UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 2003
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

We filed a Form 8-K dated October 31, 2003, with regard to the acquisition of The Shops at Park Place, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

  Financial Statements
Park Place:

Independent Auditors' Report	F-12

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)	F-13

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)	F-14

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Kelly Tucek

Name: Kelly Tucek

Title: Treasurer

Date: December 18, 2003

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Balance Sheet
September 30, 2003
(unaudited)

The following unaudited Pro Forma Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on September 30, 2003.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2003, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions, as the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of December 11, 2003. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties at the consummation of these transactions.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Balance Sheet
September 30, 2003
(unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$-	46,270,000	46,270,000
Acquired intangibles (D)	-	4,729,000	4,729,000
Cash	200,000	-	200,000
Other assets	49,963	-	49,963
Deferred offering costs	1,334,142	(1,334,142)	-

Total assets	$1,584,105	49,664,858	51,248,963

Liabilities and Stockholders' Equity

Accrued offering costs	259,841	-	259,841
Accrued offering costs to affiliates	35,016	-	35,016
Due to affiliates	14,286	-	14,286
Advances from advisor	1,113,306	-	1,113,306
Mortgage payable	-	13,127,000	13,127,000
Acquired intangibles (D)	-	1,249,000	1,249,000

Total liabilities	1,422,449	14,376,000	15,798,449

Common stock (C)	20	4,115	4,135
Additional paid-in capital (net of offering costs) (C)	204,180	35,284,743	35,488,923
Retained earnings deficit	(42,544)	-	(42,544)

Total stockholders' equity	161,656	35,288,858	35,450,514

Total liabilities and stockholders' equity	$1,584,105	49,664,858	51,248,963

See accompanying notes to pro forma balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Balance Sheet
September 30, 2003
(unaudited)

  The historical column represents our Balance Sheet as of September 30, 2003. As of September 30, 2003, the Company had not sold any shares to the public. The Company had received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties including mortgages payable either assumed from the seller or obtained from a third party at acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:
		Net Investment Properties	Mortgage Payable
	$
Park Place		22,430,000	13,127,000
Stony Creek		23,840,000	-

Total		$46,270,000	13,127,000

Allocation of net investments in properties:
Land	$15,735,000
Building and improvements	30,535,000

Total	$46,270,000

  Additional offering proceeds of $41,150,000, net of additional offering costs of $4,527,000 are reflected as received as of September 30, 2003, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of December 11, 2003. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the average lease term.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Statement of Operations
For the nine months ended September 30, 2003
(unaudited)

The following unaudited Pro Forma Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on January 1, 2002 or the date significant operations commenced.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2003, nor does it purport to represent our future financial position.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Statement of Operations
For the nine months ended September 30, 2003
(unaudited)
		Pro Forma
		Adjustments
		2003
	Historical	Acquisitions
	(A)	(B)	Pro Forma

Rental income	$-	1,902,046	1,902,046
Additional rental income	-	412,002	412,002

Total income	-	2,314,048	2,314,048

General and administrative expenses	5,087	-	5,087
Advisor asset management fee (C)	-	-	-
Property operating expenses	-	587,048	587,048
Management fee (F)	-	99,336	99,336
Interest expense (H)	-	463,711	463,711
Depreciation (D)	-	620,833	620,833
Amortization (G)	-	252,875	252,875
Acquisition costs expenses	27,707	-	27,707

Total expenses	32,794	2,023,803	2,056,597

Net income (loss)	$(32,794)	290,245	257,451

Weighted average number of shares of common stock outstanding, basic and diluted (E)	20,000		4,135,000

Net income (loss) per common share, basic and diluted (E)	$(1.64)		.06

See accompanying notes to pro forma statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Statement of Operations
For the nine months ended September 30, 2003
(unaudited)

  Historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) through September 30, 2003 as filed with the SEC on Form 10-Q.
  Total pro forma adjustments for the 2003 acquisitions for the nine months ended September 30, 2003 are as though the acquisitions occurred on January 1, 2002 or the date operations commenced:

	Gross Income
	& Direct
	Operating	Pro Forma	Total
	Expenses (1)	Adjustments	Pro Forma

Rental income	$1,901,735	311	1,902,046
Additional rental income	412,002	-	412,002
Other income	-	-	-

Total income	2,313,737	311	2,314,048

Advisor asset management fee	-	-	-
Property operating expenses	587,048	-	587,048
Management fee	-	99,336	99,336
Interest expense	-	463,711	463,711
Depreciation	-	620,833	620,833
Amortization	-	252,875	252,875

Total expenses	587,048	1,436,755	2,023,803

Net income (loss)	$1,726,689	(1,436,444)	290,245

  The combined gross income and direct operating expense is based on information provided by the seller.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Statement of Operations
For the nine months ended September 30, 2003
(unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. No additional advisor asset management fees were assessed for properties acquired at September 30, 2003 because the advisor has determined that no additional advisor asset management fees are due at September 30, 2003 based on the Company's projection of the amount to be subordinated.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to acquired favorable and unfavorable leases will be amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Other leasing costs, and tenant improvements will be amortized on a straight line basis over the life of the related lease as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the period ended September 30, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the average lease term.

  The pro forma adjustments relating to interest expense for debt assumed or obtained from a third party at acquisition were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate	Date

Park Place	$13,127,000	4.71%	11/08

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Statement of Operations
For the year ended December 31, 2002
(unaudited)

The following unaudited Pro Forma Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on January 1, 2002 or the date significant operations commenced.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2002, nor does it purport to represent our future financial position. No pro forma adjustment was made for Stony Creek as the property was not completed as of December 31, 2002.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Statement of Operations
For the year ended December 31, 2002
(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$-	1,908,061	1,908,061
Additional rental income	-	483,930	483,930
Other income	-	-	-

Total income	-	2,391,991	2,391,991

General and administrative expenses	-	-	-
Advisor asset management fee (C)	-	-	-
Property operating expenses	-	626,858	626,858
Management fee (F)	-	107,640	107,640
Interest expense (H)	-	618,282	618,282
Depreciation (D)	-	447,667	447,667
Amortization (G)	-	162,461	162,461

Total expenses	-	1,962,908	1,962,908

Net income	-	429,083	429,083

Weighted average number of shares of common stock outstanding, basic and diluted (E)	-		1,222,000

Net income per share, basic and diluted (E)	-		.35

See accompanying notes to pro forma statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Statement of Operations
For the year ended December 31, 2002
(unaudited)

  The historical information is not applicable as we had no operations for the year ended December 31, 2002.
  Total pro forma adjustments for the acquisition of the Shops at Park Place for the year ended December 31, 2002 are as though the property was acquired January 1, 2002. No adjustment was made for Stony Creek as the property was not completed as of December 31, 2002.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$1,908,061	-	1,908,061
Additional rental income	483,930	-	483,930
Other income	-	-	-

Total income	2,391,991	-	2,391,991

Advisor asset management fee	-	-	-
Property operating expenses	626,858	-	626,858
Management fees	-	107,640	107,640
Interest expense	-	618,282	618,282
Depreciation	-	447,667	447,667
Amortization	-	162,461	162,461

Total expenses	626,858	1,336,050	1,962,908

Net income (loss)	$1,765,133	(1,336,050)	429,083

  Combined gross income and direct operating expenses as prepared in accordance with Rule 3.14 of Regulation S-X.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Statement of Operations
For the year ended December 31, 2002
(unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. No additional advisor asset management fees were assessed for properties acquired at December 31, 2002 because the advisor has determined that no additional advisor asset management fees are due at December 31, 2002 based on the Company's projection of the amount to be subordinated.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to acquired favorable and unfavorable leases will be amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Other leasing costs, and tenant improvements will be amortized on a straight line basis over the life of the related lease as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2002 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the average lease term.

  The pro forma adjustments relating to interest expense for debt assumed or obtained from a third party at acquisition were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate	Date

Park Place	$13,127,000	4.71%	11/08

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Shops at Park Place ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Shops at Park Place for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

November 10, 2003

Shops at Park Place

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)

	For the
	nine months ended	For the year
	September 30, 2003	ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$1,437,200	1,908,061
Operating expense and real estate tax recoveries	379,258	483,930

Total gross income	1,816,458	2,391,991

Direct operating expenses:
Operating expenses	168,382	266,939
Real estate taxes	269,037	326,106
Insurance	27,897	33,813

Total direct operating expenses	465,316	626,858

Excess of gross income over direct operating expenses	$1,351,142	1,765,133

See accompanying notes to historical summary of gross income and direct operating expense.

Shops at Park Place

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the nine months ended September 30, 2003

  Business

  Shops at Park Place (the "Property") is located in Plano, Texas. The Property consists of approximately 112,478 square feet of gross leasable retail area which was 100% occupied at December 31, 2002. Three retail tenants account for approximately 44% of the base retail rental revenue. On October 31, 2003, Inland Western Retail Real Estate Trust, Inc. (IWRRETI) acquired the Property.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 1 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2003.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals.

  The Property has one ground lease which is classified as an operating lease with a term expiring in October 2015. Total ground lease income was $88,297 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $14,536 for the year ended December 31, 2002.

  Shops at Park Place

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the nine months ended September 30, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from rive to sixty years, in effect at December 31, 2002, are as follows:

Year	Total

2003	$1,913,069
2004	1,913,416
2005	1,916,724
2006	1,861,396
2007	1,500,007
Thereafter	23,437,097

Total	$32,541,709
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.